As filed with the Securities and Exchange Commission on August 14, 2001

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [x]                       Check the appropriate box:
Filed by a Party other than the Registrant[ ]     [ ]  Preliminary Proxy Statement
                                                  [x]  Definitive Proxy Statement
                                                  [ ]  Definitive Additional Materials
                                                  [ ]  Soliciting Material Pursuant to
                                                       Rule 14a-11(c) or Rule 14a-12

                          ROYCE CAPITAL FUND (2 SERIES)
                            ROYCE MICRO-CAP PORTFOLIO
                            ROYCE SMALL-CAP PORTFOLIO
            --------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                  SAME AS ABOVE
            --------------------------------------------------------
                     (NAME OF PERSON FILING PROXY STATEMENT)

Payment of filing fee (Check the appropriate box):

         [x]  No fee required.

         [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1)  Title of each class of securities to which transaction applies:
              ------------------------------------------------------------------

         (2)  Aggregate number of securities to which transaction applies:
              ------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1 (Set forth the amount on which the filing fee is calculated and state how it was determined.)
              ------------------------------------------------------------------

         (4)  Proposed maximum aggregate value of transaction:

              [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)  Amount Previously Paid:
              ------------------------------------------------------------------

         (2)  Form, Schedule or Registration Statement No.:
              ------------------------------------------------------------------

         (3)  Filing Party:
              ------------------------------------------------------------------

         (4)  Date Filed:
              ------------------------------------------------------------------

Dear Royce Capital Fund Shareholder:

For the past year, we have been looking for the right corporate partner, one that would allow us to manage The Royce Funds in the years ahead with the same approach that shareholders have known for the past almost 30 years.

We are pleased to announce that we have found that partner in Legg Mason, Inc., a public company listed on the New York Stock Exchange (Symbol: LM). Legg Mason has agreed to purchase the business of Royce & Associates, Inc. ("R&A"), the Investment Adviser to The Royce Funds. R&A will become a wholly owned subsidiary of Legg Mason and is expected to retain day-to-day operating autonomy.

Legg Mason, Inc., headquartered in Baltimore, is a holding company that provides asset management, securities brokerage, investment banking and related financial services through its subsidiaries. As of June 30, 2001, Legg Mason's asset management subsidiaries had aggregate assets under management of $145.6 billion, including approximately $29.5 billion in proprietary mutual funds.

Our partnership with Legg Mason offers important benefits for all shareholders of The Royce Funds:

     o We expect to retain full autonomy over our investment process and to manage our portfolios in the same small-cap value style that you have come to appreciate.

     o Whitney George, Buzz Zaino, Charlie Dreifus and I will continue as Senior Portfolio Managers of R&A, and there is great incentive for us to provide high-quality investment management services to our client accounts.

     o The Funds will retain their same management fee structure upon completion of the transaction; no additional levels of expenses will be added to the Funds as a result of the transaction, and they will remain available to new investors.

As a result of the transaction, The Royce Funds must obtain approval by the Funds' shareholders of new investment advisory agreements. Enclosed is a Proxy Statement giving further details and asking for your approval. We hope that you will read it carefully and vote promptly.

Please call Investor Services at 1-800-221-4268 with any questions.

As always, thank you for your continued support of our work. We look forward to serving you for many years to come.

Sincerely,

/s/ Charles M. Royce

Charles M. Royce

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


                              IMPORTANT INFORMATION

For Royce Capital Fund Shareholders

     Enclosed is a Proxy Statement for an up-coming shareholder meeting. While we encourage you to carefully read the full text of the enclosed Proxy Statement, here is a brief overview of matters to be voted on:

Q What am I being asked to vote "FOR" on this proxy?

A This proxy has two proposals:

     1. Approval of a new investment advisory agreement between the Trust, on behalf of each of its Funds, and Royce & Associates, Inc. ("R&A"), on substantially similar terms as the current investment advisory agreement, but with R&A operating as a wholly-owned subsidiary of Legg Mason, Inc. (NYSE: LM);

     2.  Election of Trustees of the Trust.

Q Why are we being asked to vote on a new investment advisory agreement?

A R&A has agreed to be acquired by Legg Mason. That transaction will terminate the current investment advisory agreements between the Funds and R&A. The transaction cannot be completed unless a number of conditions are met. One condition is that the shareholders of all but our smallest funds must approve the proposed new investment advisory agreements. As a result, you are being asked to vote on the new investment advisory agreements with R&A, operating under its new ownership.

Q Why are you selling the firm?

A We wanted to ensure that R&A would be in a position to continue to provide well into the future the same level of Fund investment management as it has for the past almost 30 years.

Q Will this change the advisory fees on my fund?

A No. The new investment advisory agreements provide for advisory fees payable to R&A at the same rates contained in the current advisory agreements.

Q Will the portfolio management team change as a result of the transaction?

A No. The current portfolio management team is expected to remain in place upon completion of the transaction, and Chuck Royce, Whitney George and Buzz Zaino have each signed a five-year employment agreement.


                                      (i)

Q How does the Board of Trustees recommend shareholders vote on these proposals?

A The Board of Trustees has unanimously recommended that shareholders vote "FOR" each of the proposals. The Board believes that R&A's proposed acquisition by Legg Mason is in the best interests of the Funds and their shareholders.

Q How can I vote my proxy?

A For your convenience, there are several ways you can vote:

     o   By mail: vote, sign and return the enclosed proxy card
     o   By telephone: 800-690-6903
     o By facsimile (if you are a registered shareholder): vote, sign and fax the enclosed proxy card to 800-733-1885
     o   By internet: www.proxyvote.com
     o In person: September 14, 2001, 4:30 p.m., 1414 Avenue of the Americas, New York, NY 10019

     See your proxy card for specific instructions on how to vote via telephone, facsimile or the internet.

     It is important that you vote your proxy promptly.


                                      (ii)

                          ROYCE CAPITAL FUND (2 Series)

                            Royce Micro-Cap Portfolio
                            Royce Small-Cap Portfolio

                           1414 Avenue of the Americas
                               New York, NY 10019

                               ------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                               ------------------

                        TO BE HELD ON SEPTEMBER 14, 2001

To the Shareholders of:

ROYCE CAPITAL FUND (2 Series)
    Royce Micro-Cap Portfolio
    Royce Small-Cap Portfolio

     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of each of the above-listed Series (each, a "Fund" and collectively, the "Funds") of Royce Capital Fund (the "Trust") will be held at the offices of the Trust, 1414 Avenue of the Americas, New York, New York 10019 on Friday, September 14, 2001, at 4:30 p.m. (Eastern time) for the following purposes:

     1. To consider and act upon the proposed Investment Advisory Agreement for each Fund;

     2. To elect a Board of eight Trustees of the Trust to hold office until the next Special Meeting of Shareholders and until their successors have been duly elected and qualified or until their earlier resignation or removal; and

     3. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     If you have any questions regarding Proposal 1 or 2 or need assistance in voting, please contact our proxy firm, Georgeson Shareholder Communications, Inc., at 1-888-854-7805.

     The Board of Trustees of the Trust has set the close of business on August 3, 2001 as the record date for determining those shareholders entitled to vote at the Meeting or any adjournment thereof, and only holders of record at the close of business on that day will be entitled to vote.

     A complete list of the shareholders of the Trust entitled to vote at the Meeting will be available and open to the examination of any shareholder of the Trust for any purpose relevant to that Meeting during ordinary business hours from and after August 31, 2001, at the office of the Trust, 1414 Avenue of the Americas, New York, New York.

     The Funds' Annual Reports to Shareholders for the year ended December 31, 2000 were previously mailed to their shareholders, and copies are available upon request, without charge, by writing to the Trust at 1414 Avenue of the Americas, New York, New York 10019 or calling toll free at 1-800-221-4268.

                                    IMPORTANT

     To save the Funds the expense of additional proxy solicitation, please mark your instructions on the enclosed Proxy, date and sign it and return it in the enclosed envelope (which requires no postage if mailed in the United States), even if you expect to be present at the Meeting. You have been provided with the opportunity on your proxy card or voting instruction form to give voting instructions via telephone or the Internet, and you are encouraged to take advantage of these prompt and efficient voting options. The accompanying Proxy is solicited on behalf of the Board of Trustees, is revocable and will not affect your right to vote in person in the event that you attend the Meeting.

                                    By order of the Board of Trustees,

                                    Andrew S. Novak
                                    Secretary of Royce Capital Fund







     August 8, 2001

                                 PROXY STATEMENT

                          ROYCE CAPITAL FUND (2 Series)

                            Royce Micro-Cap Portfolio
                            Royce Small-Cap Portfolio

                           1414 Avenue of the Americas
                               New York, NY 10019

                         SPECIAL MEETING OF SHAREHOLDERS
                               September 14, 2001

                                  INTRODUCTION

     The enclosed Proxy is solicited on behalf of the Board of Trustees for use at a Special Meeting of Shareholders (the "Meeting") of each of the above-listed Series (each, a "Fund" and collectively, the "Funds") of Royce Capital Fund (the "Trust"), to be held at the offices of the Trust, 1414 Avenue of the Americas, New York, New York 10019, on Friday, September 14, 2001, at 4:30 p.m. (Eastern time) and at any adjournments thereof. The approximate mailing date of this Proxy Statement is August 13, 2001.

     All properly executed Proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, Proxies will be voted:

     1. "FOR" the approval of the proposed Investment Advisory Agreement for each Fund; and

     2. "FOR" the election of the Trustee nominees of the Trust.

     You may revoke your Proxy at any time before it is exercised by sending written instructions to the Secretary of the Trust at the Trust's address indicated above or by filing a new Proxy with a later date, and any shareholder attending the Meeting may vote in person, whether or not he or she has previously filed a Proxy.

     The Board of Trustees of the Trust has set the close of business on August 3, 2001 as the record date (the "Record Date") for determining those shareholders entitled to vote at the Meeting or any adjournment thereof, and only holders of record at the close of business on that day will be entitled to vote. Shareholders on the Record Date will be entitled to one vote for each share of beneficial interest ("share") held (proportional voting rights for fractional shares held), with no shares having cumulative voting rights.

     As of the Record Date, each Fund had outstanding the number of shares as indicated in Exhibit A to this Proxy Statement. Except as set forth in Exhibit A, to the Trust's knowledge, as of the Record Date, no person is the beneficial owner of five percent or more of the Trust's outstanding shares or five percent or more of the shares of any Fund.

     The Board of Trustees knows of no business other than that mentioned in Proposals 1 and 2 of the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented at the Meeting or any adjournment thereof, it is the intention of the persons named on the enclosed proxy card to vote in accordance with their best judgment.

                       PROPOSAL 1: APPROVAL OR DISAPPROVAL
                  OF THE NEW INVESTMENT ADVISORY AGREEMENT

     On July 18, 2001, Royce & Associates, Inc. ("R&A"), the Funds' investment adviser, and Legg Mason, Inc. ("Legg Mason") announced that they, R&A's shareholders and Royce Management Company had entered into a Stock Purchase Agreement (the "Stock Purchase Agreement"), pursuant to which R&A will be acquired by, and become a wholly-owned subsidiary of, Legg Mason (the "Transaction"). Legg Mason is a publicly-held financial services company primarily engaged in providing asset management, securities brokerage, investment banking and related services through its subsidiaries. Under the Investment Company Act of 1940, as amended (the "Investment Company Act"), completion of the Transaction will result in the automatic termination of the current investment advisory agreement between R&A and the Trust on behalf of the Funds (the "Current Investment Advisory Agreement"). Additionally, a condition to the completion of the Transaction is approval by Royce Micro-Cap Portfolio of a new investment advisory agreement to become effective upon completion of the Transaction (approval by Royce Small-Cap Portfolio not being a condition to the completion of the Transaction since it had net assets of less than $10 million as of the date of the Stock Purchase Agreement). This Proposal seeks the approval of each Fund's shareholders of a new investment advisory agreement between R&A and the Trust on behalf of the Funds (the "New Investment Advisory Agreement") to replace the Current Investment Advisory Agreement.

     R&A has served as the investment adviser to each Fund since its inception and has managed the investment policies and made investment decisions for each Fund pursuant to the Current Investment Advisory Agreement. The Current Investment Advisory Agreement is dated December 1, 1996 and has never been submitted for stockholder approval. On April 11, 2000 and again on April 25, 2001, the Trustees of the Funds approved the continuance of the Current Investment Advisory Agreement for an additional year.

Information Concerning R&A

     R&A, a New York corporation, is an independent investment advisory firm established in 1967. R&A is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. R&A's shareholders are Charles M. Royce and trusts primarily for the benefit of his children. Mr. Royce owns all of R&A's voting shares, and the trusts and Mr. Royce own all of its non-voting shares. Mr. Royce is R&A's sole director, and his principal occupation is Chief Executive Officer and Chief Investment Officer of R&A. As of June 30, 2001, R&A managed approximately $5.3 billion in assets for the Trust and other registered investment companies advised and sponsored by R&A (the "Royce Funds") and other client accounts. Substantially all of R&A's client accounts are managed in small- and micro-cap investment products. R&A's and Mr. Royce's address is 1414 Avenue of the Americas, New York, New York 10019.

Information Concerning Legg Mason

     Tracing its roots to a predecessor company founded in 1899, Legg Mason, through its subsidiaries, is principally engaged in providing asset management, securities brokerage, investment banking and related financial services to individuals, institutions, corporations and municipalities. Shares of Legg Mason common stock are listed and traded on the New York Stock Exchange (symbol: LM). As of June 30, 2001, Legg Mason's asset management subsidiaries had approximately $145.6 billion in assets under management, including approximately $29.5 billion in proprietary mutual funds and excluding $1.2 billion in proprietary mutual funds sub-advised by third parties. For the fiscal year ended March 31, 2001, investment advisory and related fees represented approximately 48.1% of the consolidated revenues of Legg Mason and its subsidiaries. Exhibit B to this Proxy Statement sets forth the name, title and principal occupation of each principal executive officer and each director of Legg Mason. Legg Mason's principal office is located at 100 Light Street, Baltimore, Maryland 21202. Additional information about Legg Mason, including a copy of its 2001 Annual Report, is available on the firm's website: www.leggmason.com.

The Transaction

     To effect the Transaction, R&A, Legg Mason, R&A's shareholders and Royce Management Company entered into the Stock Purchase Agreement, pursuant to which Legg Mason has agreed to purchase all of R&A's outstanding capital stock for a total purchase price of up to $215 million, of which $115 million will be paid to R&A's shareholders upon completion of the Transaction and up to $100 million may be paid to them in the future based upon the level of the gross revenues of R&A and its subsidiaries during the six years following the Transaction. Up to 50% of such consideration may be paid to R&A's shareholders in shares of Legg Mason's common stock. The Transaction is anticipated to be completed on or about October 1, 2001, and will result in the automatic termination of the Current Investment Advisory Agreement pursuant to the Investment Company Act.

     Completion of the Transaction is subject to the satisfaction (or waiver) of a number of closing conditions, including (i) R&A having obtained Board of Trustees approval of the New Investment Advisory Agreement, (ii) R&A having obtained approval by Royce Micro-Cap Portfolio's shareholders of the New Investment Advisory Agreement (approval by Royce Small-Cap Portfolio is not required since it had less than $10 million of net assets as of the date of the Stock Purchase Agreement), (iii) R&A having obtained client consents from investment company and other clients of R&A representing specified percentages of R&A's total assets under management as of a specified base date and (iv) the parties to the Transaction having obtained any necessary consents of governmental authorities to the completion of the Transaction.

     Because of the condition relating to approval by Royce Micro-Cap Portfolio's shareholders of the New Investment Advisory Agreement, approval or disapproval by Royce Micro-Cap Portfolio's shareholders of the New Investment Advisory Agreement, both alone and taken together with other clients' approvals or consents, could determine whether or not the Transaction is completed. However, even in the event the Transaction is not completed, the New Investment Advisory Agreement will nevertheless become effective for a Fund, if approved by its shareholders. There is no requirement that both Funds approve the New Investment Advisory Agreement for it to become effective for a Fund that does approve it. In the event that the Transaction is completed and Royce Small-Cap Portfolio's shareholders do not approve the New Investment Advisory Agreement, it is anticipated that the Fund will operate under an interim advisory agreement substantially the same as the Current Investment Advisory Agreement for a period of up to 150 days (as permitted by the rules of the Securities and Exchange Commission (the "SEC")), and Trust management may adjourn that Fund's meeting with respect to Proposal 1 to permit further solicitation of proxies in favor of approval of the New Investment Advisory Agreement. In the event that a Fund's shareholders do not approve the New Investment Advisory Agreement at an adjourned meeting, the Board will consider the appropriate actions to take, including the possibility of again soliciting approval of the New Investment Advisory Agreement.

Effect of the Transaction on R&A and on the Current Investment Advisory
Agreement

     Following completion of the Transaction, R&A will continue to serve as the investment adviser for each Fund that has approved the New Investment Advisory Agreement. As described below, Charles M. Royce currently serves as the President and Treasurer and a Trustee of the Trust, and is expected to continue to do so following completion of the Transaction, and to continue as R&A's Chief Executive Officer and/or Chief Investment Officer and as a member of its reconstituted Board of Directors during the term of his employment agreement described below. Legg Mason will control R&A and its subsidiaries following completion of the Transaction, and will have the power to elect and remove R&A's directors and officers (including Mr. Royce) in its sole discretion (subject to the terms of a Revenue Sharing Agreement (the "Revenue Sharing Agreement") entered into among Legg Mason, R&A, Mr. Royce and certain other R&A employees in connection with the Transaction and to the terms of employment agreements (collectively, the "Employment Agreements") described below). Notwithstanding this power, Legg Mason has informed R&A and the Trust's Board of Trustees that Legg Mason expects R&A to continue its day-to-day operations with a substantial degree of operational autonomy during the five-year period following completion of the Transaction.

     Legg Mason has advised the Board of Trustees that the Transaction is not expected to affect the portfolio management or day-to-day operation of the Funds. However, the Transaction will constitute an "assignment" of the Current Investment Advisory Agreement under the Investment Company Act, which will result in the automatic termination of the Current Investment Advisory Agreement upon completion of the Transaction. Accordingly, in order to ensure the continuity of management and advisory services provided to the Funds, the New Investment Advisory Agreement has been proposed for approval by a majority of the voting securities of that Fund (as defined in the Investment Company Act), cast at a meeting at which a quorum is present, prior to completion of the Transaction.

     The New Investment Advisory Agreement is substantially identical to the Current Investment Advisory Agreement (except with respect to the elimination of certain language relating to dual officers/employees, as described below). The services provided to the Funds by R&A after the Transaction are expected to be substantially similar to the services currently provided to the Funds by R&A. Legg Mason and R&A have further advised the Board of Trustees that they believe that there will be no reduction in the quality of any of the services presently furnished by R&A. As described below, the proposed New Investment Advisory Agreement does not alter the rate of compensation presently payable to R&A by the Funds.

Certain Relationships and Interests of the Trust Officers

     W. Whitney George and Jack E. Fockler, Jr., Vice Presidents of the Trust, are officers and employees of R&A, and John D. Diederich, Vice President of the Trust, will become an officer and employee of R&A upon completion of the Transaction. Messrs. Royce, George, Fockler and Diederich have entered into five-year Employment Agreements with R&A in connection with the Transaction, and Messrs. Royce, George and Diederich have entered into a five to six year Revenue Sharing Agreement with Legg Mason and R&A. The Employment Agreements will generally restrict an employee from competing with Legg Mason and its affiliates or soliciting clients or employees of Legg Mason and its affiliates for periods specified in such agreements. Messrs. George, Fockler and Diederich will receive substantial Transaction-based compensation from R&A upon completion of the Transaction, and their Employment Agreements provide for additional substantial Transaction-based compensation to be made to them if they remain employed by R&A for up to six years (in addition to their regular salaries and bonus payments).

     In addition, Messrs. Royce, George and Fockler and certain other R&A employees are also partners of Royce Management Company ("RMC"), a Connecticut general partnership and registered investment adviser that is the general partner of four private limited partnerships and the manager of a private limited liability company. These private funds had net assets of approximately $55.5 million as of June 30, 2001. As part of the Transaction, RMC will transfer substantially all of its assets and certain of its liabilities to a newly-organized limited liability company ("New RMC") that will be a subsidiary of R&A and continue RMC's business following the Transaction. Certain employees of R&A, including Messrs. Royce, George and Fockler, may be granted non-voting membership interests in New RMC pursuant to which they would participate in "carried interest" profit participations that New RMC may derive from such private funds following completion of the Transaction, with Messrs. Royce and George also potentially having the right to acquire New RMC's general partnership/manager interest in certain of such private funds upon the termination of their employment with R&A.

Trustees' Consideration and Recommendation

     The Trustees determined at meetings held on July 16 and 17, 2001 to approve the New Investment Advisory Agreement and recommend that each Fund's shareholders vote to approve it. In making their determination, the Trustees considered a wide range of information of the type they regularly consider when determining whether to continue a Fund's advisory arrangements as in effect from year to year. In addition, the Trustees gave particular consideration to matters relating to the possible effects of the Transaction on R&A and the Funds. In its consideration of the New Investment Advisory Agreement, the Board of Trustees focused on information it had received relating to, among other things: (a) the nature, quality and extent of the advisory and other services to be provided to each Fund by R&A, (b) comparative data with respect to the advisory fees paid by other funds with similar investment objectives, (c) the operating expenses and expense ratio of each Fund compared to funds with similar investment objectives,
(d) the performance of each Fund as compared to such comparable funds, (e) the relative profitability of the present arrangements and the proposed arrangements to R&A, (f) information about the services to be performed and the personnel performing such services under the Current Investment Advisory Agreement and the New Investment Advisory Agreement, (g) the general reputation and financial resources of Legg Mason, (h) compensation payable by each Fund to affiliates of R&A for other services, (i) R&A's practices regarding the selection and compensation of brokers that execute portfolio transactions for the Funds, and the brokers' provision of brokerage and research services to R&A, (j) the ability of R&A to continue providing investment advisory services of the same character and at least the same quality as provided prior to the Transaction, (k) assurances from R&A that it has no plans to change or discontinue existing arrangements under which it waives fees or bears expenses of a Fund, (l) possible benefits in connection with the potential increase in the distribution capacity of the Funds, (m) potential effect on portfolio management or other Fund services due to new affiliations and (n) potential effect on Fund performance. The Board of Trustees was advised by separate legal counsel in connection with its review of the investment advisory arrangements of each Fund.

     In addition, the Trustees considered that the Stock Purchase Agreement provides that Legg Mason will (subject to certain qualifications) use its reasonable best efforts to assure compliance with the safe-harbor provided by
Section 15(f) of the Investment Company Act. Section 15(f) provides that a registered investment company's investment adviser or its affiliates can receive benefit or compensation in connection with a change of control of the investment adviser (e.g., the change of control of R&A as a result of the Transaction) if two conditions are satisfied. First, for three years after the change of control, at least 75% of the members of the board of any registered investment company advised by the adviser must consist of persons who are not "interested persons," as defined in the Investment Company Act, of the adviser. (The Trustee nominees, who, if elected, will assume office upon completion of the Transaction, will satisfy this condition.) Second, no "unfair burden" may be imposed on any such registered investment company as a result of the change of control transaction or any express or implied terms, conditions or understandings applicable to the transaction. "Unfair burden" means any arrangement, during the two years after the transaction, by which the investment adviser or any "interested person" of the adviser receives or is entitled to receive any compensation, directly or indirectly, from such investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any other person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company.

     After considering the factors stated above, the Board of Trustees, including all of the Trustees who are not "interested persons" of the Trust (the "Independent Trustees") within the meaning of Section 2(a)(19) of the Investment Company Act, by unanimous vote, approved the New Investment Advisory Agreement. Further, the Board of Trustees recommends that each Fund's shareholders vote to approve the New Investment Advisory Agreement.

Terms of the New Investment Advisory Agreements

     A form of the New Investment Advisory Agreement is set forth as Exhibit C. The New Investment Advisory Agreement contains substantially identical provisions as the Current Investment Advisory Agreement (except with respect to the elimination of certain language relating to dual officers/employees, as described below), and are summarized below. The fee rates under the New Investment Advisory Agreement are identical to the fee rates under the Current Investment Advisory Agreement.

     Under the New Investment Advisory Agreement (as is the case under the Current Investment Advisory Agreement), R&A (i) determines the composition of each Fund's portfolio, the nature and timing of the changes in it and the manner of implementing such changes, subject to any directions it may receive from the Board of Trustees; (ii) provides each Fund with investment advisory, research and related services for the investment of its assets; and (iii) pays expenses incurred in performing its investment advisory duties under the New Investment Advisory Agreement.

     Under the New Investment Advisory Agreement (as is the case under the Current Investment Advisory Agreement), each Fund is responsible for effecting sales and redemptions of its shares and for determining the net asset value thereof. Each Fund pays all administrative and other costs and expenses attributable to its operations and transactions, including, without limitation, transfer agent and custodian fees; legal, administrative and clerical services; rent for office space and facilities; auditing; preparation, printing and distribution of its prospectuses, proxy statements, shareholders' reports and notices; supplies and postage; Federal and state registration fees; Federal, state and local taxes; non-affiliated Trustees' fees; and brokerage commissions.

     Under the Current Investment Advisory Agreement, R&A is required to furnish, without expense to the Trust or either Fund, the services of those of its executive officers and full-time employees who may be duly elected executive officers or Trustees of the Trust and to pay the compensation and expenses of such persons. (Only a president, a treasurer or a vice president in charge of a principal business function is deemed to be an executive officer.) This provision has prevented one or more employees of the Trust, who perform Fund-related administrative services (for which the Funds are responsible under the Current Investment Advisory Agreement) and who are compensated by the Funds, from becoming officers/employees of R&A and from performing other services for R&A for which they would be compensated by R&A. Elimination of this language will allow such individuals to become such dual officers/employees without imposing any additional cost or expense on the Trust or the Funds and without diminishing the services provided to the Trust or the Funds.

Compensation and Expenses

     As described above, the rates of investment advisory compensation presently payable by the Funds under the Current Investment Advisory Agreement will remain the same under the proposed New Investment Advisory Agreement.

     For the services provided by R&A under the New Investment Advisory Agreement, each Fund will pay R&A an investment advisory fee computed as follows:

                                                 Percentage Per Annum
Fund                                         of Fund's Average Net Assets
----                                         ----------------------------
Royce Micro-Cap Portfolio(1)                             1.25%
Royce Small-Cap Portfolio(1)                             1.00%
----------------
1 R&A will waive compensation for services provided under the New Investment Advisory Agreement in an amount, if any, necessary so that the Fund's "Annual Operating Expenses" is not more than 1.35% of its average net assets for the calendar year. R&A can discontinue the waiver for a subsequent calendar year by notifying the Fund in writing at least 10 days prior to the end of the then current calendar year. If R&A discontinues the waiver, it still must waive compensation for services provided under the New Investment Advisory Agreement in an amount, if any, necessary so that the Fund's "Annual Operating Expenses" is not more than 1.99% of its average net assets for any calendar year through the year ending December 31, 2010.

     Each Fund's investment advisory fees are payable monthly from the Fund's assets, and each Fund and R&A may agree in writing to temporarily or permanently reduce such fee.

     For the fiscal year ended December 31, 2000, R&A received investment advisory fees from the Funds (net of any amounts waived by R&A) and waived investment advisory fees payable to it as follows:

                                  Net Investment Advisory         Fees
Fund                                Fees Received by R&A     Waived by R&A
----                                --------------------     -------------
Royce Micro-Cap Portfolio                 $205,245              $45,601
Royce Small-Cap Portfolio                        0                7,765

Payments to R&A, Legg Mason and their Affiliates

     For the year ended December 31, 2000, the Funds paid brokerage commissions, including brokerage commissions paid to Legg Mason Wood Walker, Incorporated ("Legg Mason Wood Walker"), a subsidiary of Legg Mason, as set forth below. R&A and its affiliates received no commissions on execution of such portfolio security transactions.

                                             Brokerage Commissions Paid to
                                                 Legg Mason Wood Walker
                                            -------------------------------
                               Aggregate                        Percentage
                               Brokerage                       of Aggregate
                              Commissions       Brokerage        Brokerage
Fund                              Paid      Commissions Paid    Commissions
----                              ----      ----------------    -----------
Royce Micro-Cap Portfolio       $110,297         $1,298            1.18%
Royce Small-Cap Portfolio          5,527             94            1.70%

     During the year ended December 31, 2000, the Funds engaged in no principal transactions with Legg Mason Wood Walker. After the Transaction, the Funds will not effect any principal transactions with Legg Mason Wood Walker and may engage in brokerage transactions with it only as permitted by SEC rules.

Information Relating to Other R&A-Advised Funds

     Exhibit D to this Proxy Statement sets forth information relating to the other registered investment companies for which R&A acts as investment adviser or investment sub-adviser.

Duration and Termination of the New Investment Advisory Agreement

     The New Investment Advisory Agreement will remain in effect as to each Fund until June 30, 2003, and from year to year thereafter if approved annually by (a) the vote of the Board of Trustees, including a majority of Trustees who are not parties to such contract or "interested persons" (as defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval, or (b) the vote of a majority of the outstanding voting securities (as defined in the Investment Company Act) of the applicable Fund. The contract is not assignable, and it may be terminated as to a Fund without penalty on 60 days' written notice by the vote of a majority of the shares of the applicable Fund or by the vote of a majority of the Board of Trustees or by R&A.

Vote Required

     Shareholders of each Fund will vote with regard to the New Investment Advisory Agreement only for that Fund. With respect to each Fund, a quorum consists of shareholders representing one-third of the shares of the Fund, entitled to vote, who are present in person or by proxy, and approval of the New Investment Advisory Agreement requires the approval of a majority of the outstanding voting securities of the Fund, which, under the Investment Company Act, is the vote of (i) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

     Charles M. Royce has advised the Trust that he expects to vote the shares of each Fund that he beneficially owns for approval of the New Investment Advisory Agreement.

     The Board of Trustees recommends that each Fund's shareholders vote FOR approval of the New Investment Advisory Agreement.

                        PROPOSAL 2: ELECTION OF TRUSTEES

     Effective upon the completion of the Transaction described in Proposal 1 above, at the Meeting it is proposed that the Trust's shareholders elect eight Trustees to hold office until their successors are duly elected and qualified or until their earlier resignation or removal. The Board of Trustees has nominated the following eight persons to continue as or become Trustees of the Trust (as applicable) upon completion of the Transaction. Certain information concerning the Trustee nominees is set forth below. Each of these persons has agreed to serve if elected, and the Trust's management has no reason to believe that any of them will be unavailable for service as a Trustee. However, if any of them become unwilling or unable to serve, the persons named in the accompanying Proxy will vote for the election of such other persons, if any, as the Board of Trustees may nominate. Notwithstanding the vote on the Trustee nominees named below, in the event that the Transaction is not completed, the vote of shareholders will count only for the re-election of the six individuals named below who are currently serving as Trustees of the Trust.



                                                          Positions   Trustee of
Name, Address, Principal Occupations During Past             With     the Trust
Five Years and Public Directorships of Nominee*     Age   The Trust     Since
-----------------------------------------------     ---   ---------     -----
Charles M. Royce**                                   61   Trustee,       1996
   President, Managing Director (since April              President
   1997), Secretary, Treasurer, sole director and         and
   sole voting shareholder of R&A; Trustee,               Treasurer
   President and Treasurer of the Trust;
   Director, President and Treasurer of Royce
   Value Trust, Inc. ("RVT") (since July 1986),
   Royce Micro-Cap Trust, Inc. ("OTCM") (since
   September 1993) and Royce Focus Trust, Inc.
   ("RFT") (since October 1996); Trustee,
   President and Treasurer of The Royce Fund
   ("TRF") (since 1982); Secretary and sole director of Royce Fund Services, Inc. ("RFS"), a wholly-owned subsidiary of R&A and the distributor of TRF's shares; and managing general partner of RMC, a registered investment adviser.

                                                          Positions   Trustee of
Name, Address, Principal Occupations During Past             With     the Trust
Five Years and Public Directorships of Nominee*     Age   The Trust     Since
-----------------------------------------------     ---   ---------     -----
Donald R. Dwight                                     69    Trustee       1998
   President of Dwight Partners, Inc., corporate communications consultants; Chairman of
   Newspapers of New England, Inc. (from 1982 until March 1998), and now its Chairman
   Emeritus; Trustee of the registered investment companies constituting the Eaton Vance funds;
   prior experience includes having served as Lieutenant Governor of the Commonwealth of Massachusetts and as President and Publisher of Minneapolis Star and Tribune Company.

Mark R. Fetting**                                    46   Trustee        N/A
   Executive Vice President of Legg Mason;                Nominee
   Division President and Senior Officer,
   Prudential Financial Group, Inc. and related companies, including Fund Boards and consulting services to subsidiary companies
   (1991 to 2000); prior business experience includes Partner, Greenwich Associates and
   Vice President, T. Rowe Price Group, Inc.

Richard M. Galkin                                    63    Trustee       1996
   Private investor; prior business experience includes having served as President of Richard
   M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable
   Television (a subsidiary of Time Inc.),
   President of Haverhills Inc. (another Time
   Inc. subsidiary), President of Rhode Island
   Cable Television and Senior Vice President of
   Satellite Television Corp. (a subsidiary of
   Comsat).

Stephen L. Isaacs                                    61    Trustee       1996
   President of The Center for Health and Social
   Policy (since September 1996) and President of
   Health Policy Associates, consultants;
   Director of Columbia University
   Development Law and Policy Program and a
   Professor at Columbia University until
   August 1996.

William L. Koke                                      66    Trustee       2001
   Financial planner with Shoreline Financial
   Consultants; prior business experience
   includes having served as Director of
   Financial Relations of SONAT, Inc., Treasurer of Ward Foods, Inc. and President of CFC, Inc.

                                                          Positions   Trustee of
Name, Address, Principal Occupations During Past             With     the Trust
Five Years and Public Directorships of Nominee*     Age   The Trust     Since
-----------------------------------------------     ---   ---------     -----
David L. Meister                                     61    Trustee       1996
   Chairman and Chief Executive Officer of The
   Tennis Channel since June 2000; Chief
   Executive Officer of Seniorlife.com (from
   December 1999 to May 2000); for seven years prior thereto, consultant to the communications industry; prior business experience includes having served as President of Financial News Network, Senior Vice
   President of HBO, President of Time-Life Films and Head of Broadcasting for Major League
   Baseball.

G. Peter O'Brien                                     55   Trustee        N/A
   Trustee of Colgate University; Director of             Nominee
   Pinnacle Holdings, Inc.; Director of
   Renaissance Capital Greenwich Funds; Vice
   President of Hill House, Inc.;
   Director/Trustee of certain Legg Mason retail
   funds; Managing Director/Equity Capital
   Markets Group of Merrill Lynch & Co. (from
   1971 to 1999).
----------------
  * The address of Messrs. Royce, Dwight, Galkin, Isaacs, Koke, Meister and O'Brien is c/o Royce & Associates, Inc., 1414 Avenue of the Americas, New York, New York 10019. The address of Mr. Fetting is c/o Legg Mason, Inc., 100 Light Street, Baltimore, Maryland 21202.

 ** Is, or will become, an "interested person," as defined in the Investment
    Company Act, of the Trust.

Committee and Board of Trustees Meetings

     During the year ended December 31, 2000, the Board of Trustees held seven meetings and the Audit Committee held two meetings. Each Trustee then in office attended 75% or more of the total number of meetings of the Board of Trustees held during that year and, if a member, of the total number of meetings of the Audit Committee held during the period for which he served.

     There are no family relationships between any of the Trust's nominees or continuing Trustees and officers of the Trust.

     The Board of Trustees has an Audit Committee, which consists of the Independent Trustees. The principal purpose of the Audit Committee is, among other things, recommending the selection and nomination of the Trust's independent auditors and conducting post-audit reviews of the Trust's financial condition with the auditors. The Trust has adopted an Audit Committee charter. The current members of the Audit Committee are Donald R. Dwight, Richard M. Galkin, Stephen L. Isaacs, William L. Koke and David

L. Meister. Mr. Galkin serves as Chairman of the Audit Committee. Although the Board of Trustees does not have a standing compensation committee or a nominating committee, the Independent Trustees review and nominate candidates to serve as Independent Trustees. The Independent Trustees generally will not consider nominees recommended by shareholders of a Fund. If elected at the Meeting, G. Peter O'Brien will become a member of the Audit Committee.

Independent Auditors' Fees

     The following table sets forth the aggregate fees paid to PricewaterhouseCoopers LLP ("PWC"), the Trust's independent auditors, for the year ended December 31, 2000 for professional services rendered for the audit of the Funds' annual financial statements and the review of financial statements included in the Funds' reports to shareholders. PWC's other services to the Funds included tax return preparation and review assistance. PWC did not provide any services to R&A or any entities affiliated with R&A (other than the Funds) for the year ended December 31, 2000.

                                  Audit Fees         Financial
                                  Charged to    Information Systems     All
                                   the Fund          Design and        Other
Fund                                            Implementation Fees     Fees
----                              ----------    -------------------     ----
Royce Micro-Cap Portfolio          $6,338                --            $3,412
Royce Small-Cap Portfolio           1,593                --               857

     PWC also acts as independent auditors for Legg Mason and its subsidiaries and for certain investment companies for which Legg Mason's asset management subsidiaries act as investment adviser. No representatives of PWC will be present at the Meeting.

Compensation of Trustees and Affiliated Persons

     Each of the Independent Trustees currently receives a base fee of $1,000 per year plus $100 for each meeting of the Board of Trustees attended. For the year ended December 31, 2000, each of the Independent Trustees received a base fee of $500 per year and no additional per meeting fee. No Trustee received remuneration for services as a Trustee for the year ended December 31, 2000 in addition to or in lieu of this standard arrangement.

     Set forth below is the aggregate compensation paid by the Trust and the total compensation paid by the Royce Funds to each Independent Trustee and affiliated person of the Trust for the year ended December 31, 2000.

                                               Pension or           Total
                                               Retirement       Compensation
                                                Benefits       From the Trust
                               Aggregate         Accrued       and Other Royce
                              Compensation     as Part of      Funds Paid to
Name                         From the Trust  Trust Expenses       Trustees
----                         --------------  --------------       --------
Donald R. Dwight, Trustee         $500            None              $61,750(1)
Richard M. Galkin, Trustee         500            None               61,750
Stephen L. Isaacs, Trustee         500            None               61,750
William L. Koke, Trustee(2)       None            None               38,750
David L. Meister, Trustee          500            None               61,750
----------------
1 Includes $9,187 from the other Royce Funds deferred during 2000 at the election of Mr. Dwight under the Royce Funds' Deferred Compensation Plan for trustees/directors.

2  Mr. Koke was elected as a Trustee of the Trust on July 16, 2001.

Officers of the Trust

     Officers of the Trust are elected each year by the Board of Trustees. The following sets forth information concerning each of the Trust's officers:

                                                                        Officer of
                                                                          Trust
   Name and Principal Occupation                     Age     Office       Since
   -----------------------------                     ---     ------       -----
   Charles M. Royce                                   61    President      1996
      President, Managing Director (since April                and
      1997), Secretary, Treasurer, sole director            Treasurer
      and sole voting shareholder of R&A; Trustee,
      President and Treasurer of the Trust;
      Director, President and Treasurer of RVT
      (since July 1986), OTCM (since September
      1993) and RFT (since October 1996); Trustee,
      President and Treasurer of TRF (since 1982);
      Secretary and sole director of RFS; and
      managing general partner of RMC.

   John D. Diederich                                  50      Vice         1996
      Trustee (from April 1998 to July 2001) and            President
      Vice President of the Trust; Vice President
      of RVT (since March 1997), of OTCM (since
      March 1997) and of RFT (since March 1997);
      Director of Administration of TRF (since
      April 1993); and President of RFS (since
      November 1995).

   Jack E. Fockler, Jr.                               42      Vice         1996
      Managing Director (since April 1997) and              President
      Vice President of R&A, having been employed
      by R&A since October 1989; Vice President of
      RFT (since October 1996) and of the Trust,
      TRF, RVT and OTCM; Vice President of RFS;
      and general partner of RMC.



                                       15

                                                                        Officer of
                                                                          Trust
   Name and Principal Occupation                     Age     Office       Since
   -----------------------------                     ---     ------       -----
   W. Whitney George                                  42      Vice         1996
      Managing Director (since April 1997) and              President
      Vice President of R&A, having been employed
      by R&A since October 1991; Vice President of
      RFT (since October 1996) and of the Trust,
      TRF, RVT and OTCM; and general partner of
      RMC.

   Daniel A. O'Byrne                                  38      Vice         1996
      Vice President of R&A, having been employed           President
      by R&A since October 1986; and Vice                      and
      President of RFT (since October 1996) and of          Assistant
      the Trust, TRF, RVT and OTCM.                         Secretary

   Andrew S. Novak                                    33    Secretary      2001
      Secretary (since July 2001), Associate
      General Counsel and Chief Compliance Officer
      (since May 2001) of the Royce Funds and R&A;
      Vice President of Mitchell Hutchins Asset
      Management Inc. from August 1997 to August
      2000; attorney in private practice prior
      thereto.

Interested Persons

     Mr. Royce is an "interested person" of the Trust within the meaning of
Section 2(a)(19) of the Investment Company Act due to the positions he holds with R&A and its affiliates and/or due to his ownership of R&A's securities. If the Transaction is completed, Mr. Fetting will become an "interested person" due to the position he holds with Legg Mason.

Share Ownership

     Information relating to the number of shares of each Fund owned at the Record Date by each Trustee nominee and officer is set forth in Exhibit A to this Proxy Statement.

Vote Required

     A quorum consists of shareholders representing a one-third of the outstanding shares of the Trust, entitled to vote, who are present in person or by proxy, and a plurality of the outstanding shares of the Trust cast at a meeting at which a quorum is present is sufficient to elect a Trustee.

     The Board of Trustees recommends that all shareholders vote FOR all Trustee nominees.

                             ADDITIONAL INFORMATION

Adjournment of Meeting; Other Matters

     In the event that sufficient votes in favor of either Proposal 1 or Proposal 2 in the Notice of Special Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies for such Proposal. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal.

     While the Meeting has been called to transact any business that may properly come before it, the Trustees know of no other business than the matters stated in the Notice of Special Meeting. However, if any additional matter properly comes before the Meeting and on all matters incidental to the conduct of the Meeting, it is the intention of the persons named in the enclosed Proxy to vote the Proxy in accordance with their judgment on such matters.

     The Trust has retained Georgeson Shareholder Communications, Inc., 17 State Street, New York, New York 10004, to aid in the solicitation of Proxies, at a cost of approximately $4,000 (plus reimbursement of out-of-pocket expenses), to be shared equally between R&A and Legg Mason in the event the Transaction is completed and to be borne solely by R&A in the event the Transaction is not completed. R&A and, if the Transaction is completed, Legg Mason will reimburse brokerage firms, custodians, nominees and fiduciaries for their expenses in forwarding Proxy material to the beneficial owners of each Fund's shares. Some officers and employees of the Trust, R&A and Georgeson Shareholder Communications, Inc. may solicit Proxies personally and by telephone, if deemed desirable. Shareholders vote at the Meeting by casting ballots (in person or by proxy) which are tabulated by one or two persons, appointed by the Board of Trustees before the Meeting, who serve as Inspectors and Judges of Voting at the Meeting and who have executed an Inspectors and Judges Oath.

     Shares of the Funds are offered to life insurance companies for allocation to certain separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance contracts, and may also be offered directly to certain pension plans and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis. The separate accounts of insurance companies and the trustees of qualified plans invested in the Funds, rather than individual contract owners or plan participants, are the shareholders of the Funds. However, each insurance company or qualified plan will vote such shares as required by law and interpretations thereof, as amended or changed from time to time. Under current law, an insurance company is required to request voting instructions from its contract owners and must vote Fund shares held by each of its separate accounts that have not given it instructions in proportion to the voting instructions received.

     The Trust expects that broker-dealer firms holding shares of the Funds in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each proposal before the Meeting. The Trust understands that, under the rules of the New York Stock Exchange, such broker-dealers may, without instructions from such customers and clients, grant authority to the proxies designated by the Trust to vote on the approval of the New Investment Advisory Agreement for the Funds and the election of Trustees if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Certain broker-dealer firms may exercise discretion over shares held in their name for which no instructions are received by voting such shares in the same proportion as they have voted shares for which they have received instructions.

     The shares as to which the Proxies so designated are granted authority by broker-dealer firms to vote on the items to be considered at the Meeting, the shares as to which broker-dealer firms have declined to vote ("broker non-votes") and the shares as to which Proxies are returned by record shareholders but which are marked "abstain" on any item will be included in the Trust's tabulation of the total number of votes present for purposes of determining whether the necessary quorum of shareholders exists. However, abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will not have an effect on the election of Trustees. Abstentions and broker non-votes will have the same effect as a vote against the approval of the New Investment Advisory Agreement.

Shareholder Proposals

     The Trust is not required, and does not intend, to hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting must send their written proposal to the Trust a reasonable time before the Board of Trustees' solicitation relating to such meeting is to be made. Any shareholder who wishes to bring any proposal at any subsequent shareholder meeting without including such proposal in the Trust's proxy statement relating to the meeting also must send his or her written proposal to the Trust a reasonable time before the Board of Trustees' solicitation relating to such meeting is to be made. Written proposals should be sent to the Secretary of the Trust, 1414 Avenue of the Americas, New York, New York 10019.

     PLEASE FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.

                                    By order of the Board of Trustees,

                                    Andrew S. Novak
                                    Secretary of Royce Capital Fund

                       This page intentionally left blank

                                                                       EXHIBIT A

                       INFORMATION PERTAINING TO EACH FUND

Shares of Beneficial Interest Outstanding

     As of the Record Date, the shares of beneficial interest outstanding of each Fund are set forth below.

                                                  Shares of Beneficial
Name of Fund                                      Interest Outstanding
------------                                      --------------------
Royce Micro-Cap Portfolio                               8,785,860
Royce Small-Cap Portfolio                                 372,840

Security Ownership of Certain Beneficial Owners

     As of the Record Date, no person was a beneficial owner of five percent or more of the outstanding shares of either Fund, except as set forth below.

                                               Shares Beneficially Owned as of
                     Name and Address of               the Record Date
Name of Fund           Beneficial Owner         Number        Percent of Fund
------------           ----------------         ------        ---------------
Royce Micro-Cap IDS Life Insurance Company    3,794,959           43.19%
Portfolio       Account 1MI
                IDS Tower 10
                Minneapolis, MN 55440

                IDS Life Insurance Company    2,977,378           33.89%
                Account 2MI
                IDS Tower 10
                Minneapolis, MN 55440

                IL Annuity and Insurance Co.   909,908            10.37%
                Visionary Choice
                Attn: Financial Department
                P.O. Box 34280
                Louisville, KY 40232-4280

                IDS Life Insurance Corp.       565,715              6.44%
                Account FMI
                340 AXP Financial Center
                Minneapolis, MN 55474-0001

Royce Small-Cap American Enterprise Life       136,136            36.51%
Portfolio       Ins. Co.
                IDS Tower 10
                Minneapolis, MN 55440

                American Enterprise Life       109,664            29.41%
                Ins. Co.
                IDS Tower 10
                Minneapolis, MN 55440

                Daniel O'Byrne or W. Whitney    43,561            11.68%
                George TTEE
                Royce & Associates, Inc. MPPP
                FBO Charles M. Royce Rollover
                Acct.
                1414 Avenue of the Americas
                New York, NY 10019-2514

                                               Shares Beneficially Owned as of
                                                      the Record Date
                     Name and Address of        -----------------------------
Name of Fund           Beneficial Owner         Number        Percent of Fund
------------           ----------------         ------        ---------------
Royce Small-Cap Select Reserve Variable         32,723             8.78%
Portfolio       Annuities
(continued)     c/o American General Life
                Ins. Co.
                P.O. Box 1591
                Houston, TX 77251-1591

                Daniel O'Byrne or W. Whitney    29,041             7.79%
                George TTEE
                Royce & Associates, Inc. MPPP
                FBO Charles M. Royce Rollover
                Acct.
                1414 Avenue of the Americas
                New York, NY 10019-2514

                American Enterprise Life Ins.   21,403             5.74%
                Co.
                IDS Tower 10
                Minneapolis, MN 55440

Information Pertaining to Trustee Nominees and Officers

     As of the Record Date, none of the Trustee nominees or officers held shares of the Funds, except as set forth below:

                                                  Shares Beneficially Owned as
                                                      of the Record Date
                             Name of              ------------------------------
  Name of Fund           Beneficial Owner         Number         Percent of Fund
  ------------           ----------------         ------         ---------------
Royce Micro-Cap          Charles M. Royce         27,237              0.31%
Portfolio

Royce Small-Cap          Charles M. Royce         72,602             19.47%
Portfolio

     As of the Record Date, the Trustee nominees and officers of the Funds as a group beneficially owned shares of the Funds, as set forth below:

                                                  Shares Beneficially Owned as
                                                       of the Record Date
                                                  -----------------------------
Name of Fund                                      Number        Percent of Fund
------------                                      ------        ---------------
Royce Micro-Cap Portfolio                         27,237              0.31%

Royce Small-Cap Portfolio                         72,602             19.47%

                                                                       EXHIBIT B

                       INFORMATION RELATING TO LEGG MASON

     Set forth below is the name, title and principal occupation of each principal executive officer and each director of Legg Mason:

                                                       Present Principal
Name*                            Title                    Occupation
-----                            ------                   ----------
Harold L. Adams            Director             Chairman, RTKL Associates, Inc.

Peter L. Bain              Executive Vice       Executive Vice President,
                           President            Legg Mason, Inc.

F. Barry Bilson            Senior Vice          Senior Vice President,
                           President            Legg Mason, Inc.

James W. Brinkley          Senior Executive     Senior Executive Vice
                           Vice President and   President, Legg Mason, Inc.
                           Director             and President, Legg Mason Wood
                                                Walker, Incorporated

Edmund J. Cashman, Jr.     Senior Executive     Senior Executive Vice
                           Vice President and   President, Legg Mason, Inc. and
                           Director             Legg Mason Wood Walker,
                                                Incorporated

Charles J. Daley, Jr.      Vice President and   Vice President and Controller,
                           Controller           Legg Mason, Inc. and
                                                Legg Mason Wood Walker,
                                                Incorporated

Mark R. Fetting            Executive Vice       Executive Vice President,
                           President            Legg Mason, Inc.

Harry M. Ford, Jr.         Director             Financial Advisor and Senior
                                                Vice President, Legg Mason
                                                Wood Walker, Incorporated

Richard J. Himelfarb       Senior Executive     Senior Executive Vice
                           Vice President and   President, Legg Mason, Inc. and
                           Director             Legg Mason Wood Walker,
                                                Incorporated

John E. Koerner III        Director             President, Koerner Capital
                                                Corp.

Raymond A. Mason           Chairman,            Chairman, President and Chief
                           President, Chief     Executive Officer, Legg Mason,
                           Executive Officer    Inc.
                           and Director

Thomas P. Mulroy           Senior Vice          Senior Vice President,
                           President            Legg Mason, Inc. and Executive
                                                Vice President, Legg Mason
                                                Wood Walker, Incorporated

                                           (footnote appears on following page)

                                                       Present Principal
Name*                            Title                    Occupation
-----                            ------                   ----------
Edward I. O'Brien          Director             Private Investor; Retired
                                                President, Securities Industry
                                                Association

Peter F. O'Malley          Director             Of Counsel, O'Malley, Miles,
                                                Nylen & Gilmore, P.A.

Robert F. Price            Senior Vice          Senior Vice President,
                           President,           Secretary
                           Secretary            and General Counsel, Legg
                           and General Counsel  Mason, Inc. and Legg Mason
                                                Wood Walker, Incorporated

Robert G. Sabelhaus        Executive Vice       Senior Vice President, Legg
                           President            Mason, Inc. and Executive Vice
                                                President, Legg Mason Wood
                                                Walker, Incorporated

Timothy C. Scheve          Senior Executive     Senior Executive Vice
                           Vice President       President, Legg Mason, Inc.
                                                and Legg Mason Wood Walker,
                                                Incorporated

Roger W. Schipke           Director             Private Investor

Thomas L. Souders          Senior Vice          Senior Vice President and
                           President            Treasurer, Legg Mason, Inc.
                           and Treasurer        and Senior Vice President,
                                                Treasurer and Chief Financial
                                                Officer, Legg Mason Wood
                                                Walker, Incorporated

Elisabeth N. Spector       Senior Vice          Senior Vice President, Legg
                           President            Mason, Inc.

Joseph A. Sullivan         Senior Vice          Senior Vice President, Legg
                           President            Mason, Inc. and Legg Mason
                                                Wood Walker, Incorporated

Nicholas J. St. George     Director             Private Investor

Edward A. Taber III        Senior Executive     Senior Executive Vice
                           Vice President       President, Legg Mason, Inc.

James E. Ukrop             Director             President, Ukrop Supermarkets,
                                                Inc.
------------

* The address of each principal executive officer and each director is 100 Light Street, Baltimore, Maryland 21202.

                                                                       EXHIBIT C

                    FORM OF NEW INVESTMENT ADVISORY AGREEMENT
                                     BETWEEN
                               ROYCE CAPITAL FUND
                                       AND
                            ROYCE & ASSOCIATES, INC.

     Agreement made this ____ day of ____ 2001, by and between ROYCE CAPITAL FUND, a Delaware business trust (the "Fund"), and ROYCE & ASSOCIATES, INC., a New York corporation (the "Adviser").

     The Fund and the Adviser hereby agree as follows in respect of Royce Micro-Cap Portfolio and Royce Small-Cap Portfolio, each a series of the Fund (the "Series"):

     1. Duties of the Adviser. The Adviser shall, during the term and subject to the provisions of this Agreement, (a) determine the composition of the portfolio of the Series, the nature and timing of the changes therein and the manner of implementing such changes, and (b) provide the Series with such investment advisory, research and related services as the Series may, from time to time, reasonably require for the investment of its funds. The Adviser shall perform such duties in accordance with the applicable provisions of the Fund's Declaration of Trust, By-Laws and current prospectus and any directions it may receive from the Fund's Trustees. The Adviser shall also comply with its covenants and agreements contained in the Adviser's and the Fund's application to the Securities and Exchange Commission for an exemptive order regarding the use of the Fund's shares as a funding medium for insurance company variable contracts.

     2. Expenses Payable by the Series. Except as otherwise provided in Paragraphs l and 3 hereof, the Fund shall be responsible for effecting sales and redemptions of the Series' shares, for determining the net asset value thereof and for all of the Series' other operations and shall cause the Series to pay all administrative and other costs and expenses attributable to its operations and transactions, including, without limitation, transfer agent and custodian fees; legal, administrative and clerical services; rent for office space and facilities; auditing; preparation, printing and distribution of its prospectuses, proxy statements, shareholders' reports and notices; supplies and postage; Federal and state registration fees; Federal, state and local taxes; non-affiliated Trustees' fees; and brokerage commissions.

     3. Expenses Payable by the Adviser. The Adviser shall pay all expenses which it may incur in performing its duties under Paragraph 1 hereof and shall reimburse the Fund for any space leased by the Fund and occupied by the Adviser. In the event the Fund shall qualify shares of the Series for sale in any jurisdiction, the applicable statutes or regulations of which expressly limit the amount of the Series' total annual expenses, the Adviser agrees to reduce its annual investment advisory fee for the Series, to the extent that such total annual expenses (other than brokerage commissions and other capital items, interest, taxes, distribution fees, extraordinary items and other excludable items, charges, costs and expenses) exceed the limitations imposed on the Series by the most stringent regulations of any such jurisdiction.

     4. Compensation of the Adviser. The Fund agrees to cause the Series to pay to the Adviser, and the Adviser agrees to accept as compensation for the services provided by the Adviser hereunder, fees equal to 1.25% per annum of the average net assets of Royce Micro-Cap Portfolio, and a fee equal to 1.00% per annum of the average net assets of Royce Small-Cap Portfolio, at the close of business on each day that the value of their respective net assets is computed during the year. However, the Fund and the Adviser may agree in writing to temporarily or permanently reduce such fees. Such compensation shall be accrued on the Series' books at the close of business on each day that the value of its net assets is computed during each year and shall be payable to the Adviser monthly, on the last day of each month, and adjusted as of year-end if required.

     5. Excess Brokerage Commissions. The Adviser is hereby authorized, to the fullest extent now or hereafter permitted by law, to cause the Series to pay a member of a national securities exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of such exchange, broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and/or research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to all portfolio series of the Fund and/or the Series.

     6. Limitations on the Employment of the Adviser. The services of the Adviser to the Series shall not be deemed exclusive, and the Adviser may engage in any other business or render similar or different services to others so long as its services to the Series hereunder are not impaired thereby, and nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Adviser to engage in any other business or to devote his time and attention in part to any other business, whether of a similar or dissimilar nature. So long as this Agreement or any extension, renewal or amendment remains in effect, the Adviser shall be the only investment adviser for the Series, subject to the Adviser's right to enter into sub-advisory agreements. The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder, and shall not be responsible for any action of or directed by the Fund's Trustees, or any committee thereof, unless such action has been caused by the Adviser's gross negligence, willful misfeasance, bad faith or reckless disregard of its obligations and duties under this Agreement.

     7. Responsibility of Dual Directors, Officers and/or Employees. If any person who is a director, officer or employee of the Adviser is or becomes a Trustee, officer and/or employee of the Fund and acts as such in any business of the Fund pursuant to this Agreement, then such director, officer and/or employee of the Adviser shall be deemed to be acting in such capacity solely for the Fund, and not as a director, officer or employee of the Adviser or under the control or direction of the Adviser, although paid by the Adviser.

     8. Protection of the Adviser. The Adviser shall not be liable to the Fund or to any portfolio series thereof for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Fund or such series, and the Fund or each portfolio series thereof involved, as the case may be, shall indemnify the Adviser and hold it harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) incurred by the Adviser in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Fund or any portfolio series thereof or its security holders) arising out of or otherwise based upon any action actually or allegedly taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Fund or such series. Notwithstanding the preceding sentence of this Paragraph 8 to the contrary, nothing contained herein shall protect or be deemed to protect the Adviser against or entitle or be deemed to entitle the Adviser to indemnification in respect of, any liability to the Fund or to any portfolio series thereof or its security holders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its duties and obligations under this Agreement.

     Determinations of whether and the extent to which the Adviser is entitled to indemnification hereunder shall be made by reasonable and fair means, including (a) a final decision on the merits by a court or other body before whom the action, suit or other proceeding was brought that the Adviser was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties, or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Adviser was not liable by reason of such misconduct by (i) the vote of a majority of a quorum of the Trustees of the Fund who are neither "interested persons" of the Fund (as defined in Section 2(a)(19) of the Investment Company Act of 1940) nor parties to the action, suit or other proceeding, or (ii) an independent legal counsel in a written opinion.

     9. Effectiveness, Duration and Termination of Agreement. The prior Investment Advisory Agreement between the Fund and the Adviser relating to the Series, dated December 1, 1996 (other than the provisions of Paragraph 8 thereof, which shall remain in full force and effect) shall terminate upon the effectiveness of this Agreement. This Agreement shall become effective as of the date above written. This Agreement shall remain in effect until June 30, 2003, and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (a) the vote of the Fund's Trustees, including a majority of such Trustees who are not parties to this Agreement or "interested persons" (as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of voting on such approval, or (b) the vote of a majority of the outstanding voting securities of the Series and the vote of the Fund's Trustees, including a majority of such Trustees who are not parties to this Agreement or "interested persons" (as so defined) of any such party. This Agreement may be terminated at any time as to a Series, without the payment of any penalty, on 60 days' written notice by the vote of a majority of the outstanding voting securities of the Series, or by the vote of a majority of the Fund's Trustees or by the Adviser, and will automatically terminate in the event of its "assignment" (as such term is defined for purposes of Section 15(a)(4) of the Investment Company Act of 1940); provided, however, that the provisions of Paragraph 8 of this Agreement shall remain in full force and effect, and the Adviser shall remain entitled to the benefits thereof, notwithstanding any such termination. The Adviser may, upon termination of this Agreement, require the Fund to refrain from using the name "Royce" in any form or combination in its name or in its business, and the Fund shall, as soon as practicable following its receipt of any such request from the Adviser, so refrain from using such name.

     Any notice under this Agreement shall be given in writing, addressed and delivered or mailed, postage prepaid, to the other party at its principal office.

     10. Shareholder Liability. Notice is hereby given that this Agreement is entered into on the Fund's behalf by an officer of the Fund in his capacity as an officer and not individually, and that the obligations of or arising out of this Agreement are not binding upon any of the Fund's Trustees, officers, employees, agents or shareholders individually, but are binding only upon the assets and property of the Series.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date above written.

                               ROYCE CAPITAL FUND

                               By: ___________________________________
                               Name:
                               Title:

                               ROYCE & ASSOCIATES, INC.

                               By: ___________________________________
                               Name:
                               Title:

                                                                       EXHIBIT D

                 INFORMATION RELATING TO OTHER R&A-ADVISED FUNDS

     Set forth below is information relating to the other registered investment companies for which R&A acts as investment adviser or sub-investment adviser.

                                                                      Advisory or
                                                    Approximate    Sub-Advisory Fees
                                 Annual Investment Net Assets at     Waived by R&A
    Investment      Advisory        Advisory or    June 30, 2001  for the Year Ended
      Company     Relationship   Sub-Advisory Fees   (millions)    December 31, 2000
      -------     ------------   -----------------   ----------   ------------------
 The Royce Fund
  Pennsylvania      Investment   1.00% per annum of    $568.0              --
  Mutual Fund        Adviser     first $50 million,
                                 .875% per annum of
                                 next $50 million
                                 and .75% per annum
                                 of any additional
                                 average net assets

  Royce Low-Priced               1.50% per annum of     609.1         $200,095
  Stock Fund                     average net assets

  Royce Micro-Cap                1.50% per annum of     189.2          421,471
  Fund                           average net assets

  Royce                          1.00% per annum of     558.4               --
  Opportunity Fund               average net assets

  Royce Premier                  1.00% per annum of     774.5               --
  Fund                           average net assets

  Royce Select Fund              12.5% of pre-fee        16.5               --
                                 total return

  Royce Special                  1.00% per annum of       8.1           21,443
  Equity Fund                    average net assets

  Royce Total                    1.00% per annum of     404.8           60,317
  Return Fund                    average net assets

  Royce Trust &                  1.00% per annum of      31.4            9,346
  GiftShares Fund                average net assets

  Royce Value Fund               1.00% per annum of       0.5               --
                                 average net assets

  Royce Value Plus               1.00% per annum of       0.5               --
  Fund                           average net assets


                                                                        Advisory or
                                                       Approximate    Sub-Advisory Fees
                                   Annual Investment  Net Assets at     Waived by R&A
    Investment        Advisory        Advisory or     June 30, 2001  for the Year Ended
      Company       Relationship   Sub-Advisory Fees   (millions)     December 31, 2000
      -------       ------------   -----------------   ----------    ------------------
Royce Focus Trust,   Investment    1.00% per annum of
Inc.                  Adviser      average net assets      87.8              200,001

Royce Micro-Cap      Investment    Ranges from 0.50%      238.9                   --
Trust, Inc.           Adviser      to 1.50% per annum
                                   of average net
                                   assets depending
                                   on performance
                                   compared to
                                   Russell 2000 Index

Royce Value Trust,   Investment    Ranges from 0.50%      864.5              505,624
Inc.                  Adviser      to 1.50% per annum
                                   of average net
                                   assets depending
                                   on performance
                                   compared to
                                   Standard & Poor's
                                   SmallCap 600 Index

AXP(R) Partners      Sub-Adviser   0.80% per annum of       5.7                   --
Small Cap Value                    first $50 million
Fund(1)                            of average net
                                   assets; 0.75% per
                                   annum of next $50
                                   million of average
                                   net assets; 0.70%
                                   per annum of next
                                   $50 million of
                                   average net
                                   assets; 0.65% per
                                   annum of next $50
                                   million of average
                                   net assets; 0.50%
                                   per annum of
                                   average net assets
                                   in excess of $200
                                   million

 ---------------------
 1 R&A is one of two sub-advisers of the Fund. The sub-advisory fee paid to R&A applies to the portion of the Fund's assets sub-advised by R&A. The Fund's approximate net assets at June 30, 2001 represents Fund assets sub-advised by R&A.


                                                                        Advisory or
                                                       Approximate    Sub-Advisory Fees
                                   Annual Investment  Net Assets at     Waived by R&A
    Investment        Advisory        Advisory or     June 30, 2001  for the Year Ended
      Company       Relationship   Sub-Advisory Fees   (millions)     December 31, 2000
      -------       ------------   -----------------   ----------    ------------------
Penn Series Small   Sub-Adviser    0.70% per annum of     82.1                --
Cap Value Fund                     first $25 million
                                   of average net
                                   assets; 0.65% per
                                   annum of next $75
                                   million of average
                                   net assets; 0.60%
                                   per annum of
                                   average net assets
                                   in excess of $100
                                   million


                       This page intentionally left blank

                               ROYCE CAPITAL FUND


PROXY                            ROYCE MICRO-CAP                           PROXY
                               PORTFOLIO OF ROYCE
                                  CAPITAL FUND
                           1414 Avenue of the Americas
                               New York, NY 10019

           This Proxy is Solicited on Behalf of the Board of Trustees

The undersigned hereby appoints Jack E. Fockler, Jr. and Andrew S. Novak, or either of them, acting in absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of the Fund held of record by the undersigned on August 3, 2001 at the Special Meeting of Shareholders of Royce Capital Fund to be held on September 14, 2001, and at any adjournment thereof.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR Proposals 1 and 2.

              PLEASE VOTE, DATE AND SIGN BELOW AND RETURN PROMPTLY
                            IN THE ENCLOSED ENVELOPE.
-----------------------------------------------------------------------------

To vote, mark blocks below in blue or black ink as follows: x

---------------------------

ROYCE MICRO-CAP PORTFOLIO

---------------------------


1.     PROPOSAL TO APPROVE THE PROPOSED                        For                  Against                    Abstain
       INVESTMENT ADVISORY AGREEMENT FOR THE FUND.             | |                    | |                        | |

2.     PROPOSAL TO ELECT THE TRUSTEE NOMINEES OF             For ALL              Withhold ALL              For All Except
       THE TRUST                                               | |                    | |                        | |

                                                    (To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.)

                                                    ---------------------------------------------------

                                                    01) Charles M. Royce, 02) Donald R. Dwight, 03) Mark R. Fetting, 04) Richard M.
                                                    Galkin, 05) Stephen L. Isaacs, 06) William L. Koke, 07) David L. Meister, 08)
                                                    G. Peter O'Brien

3.     THE PROXIES ARE AUTHORIZED TO VOTE UPON
       SUCH OTHER MATTERS AS MAY PROPERLY COME
       BEFORE THE MEETING.

Please sign exactly as your name(s) appear(s) on reverse. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope



                                                                                  Mark box at right if an address               | |
                                                                                  change or comment has been noted on
                                                                                  the reverse side of this card.


Shareholder sign here        Date   Co-owner sign here       Date                 RECORD DATE SHARES:


                                                                                  CONTROL NUMBER:

                               ROYCE CAPITAL FUND

PROXY                            ROYCE SMALL-CAP                           PROXY
                               PORTFOLIO OF ROYCE
                                  CAPITAL FUND
                           1414 Avenue of the Americas
                               New York, NY 10019

           This Proxy is Solicited on Behalf of the Board of Trustees

The undersigned hereby appoints Jack E. Fockler, Jr. and Andrew S. Novak, or either of them, acting in absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of the Fund held of record by the undersigned on August 3, 2001 at the Special Meeting of Shareholders of Royce Capital Fund to be held on September 14, 2001, and at any adjournment thereof.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR Proposals 1 and 2.

              PLEASE VOTE, DATE AND SIGN BELOW AND RETURN PROMPTLY
                            IN THE ENCLOSED ENVELOPE.
-----------------------------------------------------------------------------


To vote, mark blocks below in blue or black ink as follows: x

-----------------------------

ROYCE SMALL-CAP PORTFOLIO

-----------------------------


1.     PROPOSAL TO APPROVE THE PROPOSED                        For                       Against                    Abstain
       INVESTMENT ADVISORY AGREEMENT FOR THE FUND.             | |                         | |                        | |

2.     PROPOSAL TO ELECT THE TRUSTEE NOMINEES OF             For ALL                    Withhold ALL             For All Except
       THE TRUST                                               | |                         | |                        | |

                                                    (To withhold authority to vote, mark "For All Except"
                                                    and write the nominee's number on the line below.)

                                                    ---------------------------------------------------

                                                    01) Charles M. Royce, 02) Donald R. Dwight, 03) Mark R. Fetting, 04) Richard M.
                                                    Galkin, 05) Stephen L. Isaacs, 06) William L. Koke, 07) David L. Meister, 08)
                                                    G. Peter O'Brien

3.     THE PROXIES ARE AUTHORIZED TO VOTE UPON
       SUCH OTHER MATTERS AS MAY PROPERLY COME
       BEFORE THE MEETING.

Please sign exactly as your name(s) appear(s) on reverse. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope



                                                                               Mark box at right if an address         | |
                                                                               change or comment has been noted on
                                                                               the reverse side of this card.


Shareholder sign here        Date     Co-owner sign here           Date        RECORD DATE SHARES:


                                                                               CONTROL NUMBER:

